Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

Note 18 – CONTINGENCIES

Guarantees

The Company provided two guarantees for the loans borrowed by Yantai Runtai Medical Co., Ltd. from Weihai Commercial Bank in the amount of approximately $782,607 (RMB 5,000,000) and $737,800 (RMB 5,000,000) for the period from June 7, 2018 and May 9, 2020 until two years after the due dates of the loans, respectively.

The Company provided a guarantee for a loan borrowed by Jincai from Shanghai Pudong Development Bank in the amount of approximately $14,427,932 (RMB 100,000,000) for a period from March 9, 2020 until two years after the due date of the loan.

Legal proceedings

On August 25, 2020, Qingdao Longde Water Engineering Co. (“Longde”) brought a lawsuit against Jinzheng, alleging for unpaid construction fees in the amount of approximately $2,718,000 (RMB 17,740,000). On October 14, 2020, Longde applied for the property preservation to seal Jinzheng’s matured claims in the amount of approximately $2,718,000 (RMB 17,740,000) and the court granted Longde’s application. The trial was held on April 8, 2021, the verdict hasn’t been concluded yet. Based on the information currently available, the Company was unable to make a reasonable estimate of a liability because of the uncertainty related to the outcome and/or the amount or range of loss. Accordingly, the Company did not accrue any provision for the contingencies as of December 31, 2020. As additional information becomes available or as circumstances change, the Company will adjust its assessment and estimates of such liabilities accordingly.

On September 29, 2020, the Company announced that it has entered into an agreement and plan of merger (the “Merger Agreement”) with Crouching Tiger Holding Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Parent”), and Green Forest Holding Limited, a company with limited liability incorporated under the laws of the British Virgin Islands and a wholly-owned subsidiary of the Parent (the “Merger Sub”) in connection with the Company’s going private transaction.

On February 22, 2021, the independent committee of the Company received an unsolicited, preliminary, and non-binding acquisition proposal letter from Fulcan Capital Partners LLC, a Nevada limited liability company and an unaffiliated shareholder of the Company (“Fulcan”), to acquire all outstanding ordinary shares of the Company, which is intended to be a competing offer to the proposed going private transaction described above.

On March 16, 2021, Fulcan obtained an injunction (the “Injunction Order”) in the BVI Commercial Court (the “BVI Court”). The Court Order was sought by Fulcan following the independent committee’s rejection of Fulcan’s proposal to purchase all outstanding ordinary shares of the Company not owned by Fulcan and an affiliate. The Injunction Order enjoins the Company, its members of the board of the directors, Yuebiao Li, Zhuo Zhang, Hengtong Li, Zhicun Chen, Yan Shen, and Tigerwind Group Limited, a special purpose vehicle wholly owned by Yuebiao Li, (collectively, the “Defendants”) from taking any steps to proceed with the proposed merger transaction contemplated under the Merger Agreement.

On April 9, 2021, the Company and the other Defendants filed an application to discharge the Injunction Order (the “Application”). The hearing of the Application is fixed on June 17, 2021. The management of the Company is of the view that the Injunction Order and the claim are groundless and intends to vigorously defend against Fulcan’s claims. The Company expects to prevail on merits but cannot predict with certainty the results of the litigation.